UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2024

STAAR Surgical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11634	95-3797439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25651 Atlantic Ocean Drive Lake Forest, California		92630
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 626-303-7902

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	STAA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2024, STAAR Surgical Company (the “Company”) held its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). At the 2024 Annual Meeting, the Company’s shareholders approved Amendment No. 1 to the STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 2,600,000 shares (the “Plan Amendment”).

Descriptions of the Plan and the Plan Amendment can be found in “Proposal No. 2: Approval of Amendment to Amended and Restated Omnibus Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2024 (the “2024 Proxy Statement”). Such descriptions are incorporated herein by reference from the 2024 Proxy Statement and are qualified in their entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this current report, and the Plan Amendment, a copy of which is filed as Exhibit 10.2 to this current report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting, the Company’s shareholders voted upon four proposals (the “Proposals”), as described in the 2024 Proxy Statement. The final results for the votes cast with respect to each Proposal are set forth below. As of April 22, 2024, the record date for the 2024 Annual Meeting, there were 49,131,110 outstanding shares of the Company's common stock. At the 2024 Annual Meeting, a quorum of 43,486,016 shares of the Company’s common stock were represented in person or by proxy.

Proposal 1: To elect seven directors to serve for a term of office expiring at the Company's 2025 Annual Meeting of Shareholders or until their successors are duly elected and qualified:

	Number of Shares
	For	Withheld	Broker Non-Votes
Arthur C. Butcher	40,801,419	120,227	2,564,370
Stephen C. Farrell	40,744,637	177,009	2,564,370
Thomas G. Frinzi	40,366,231	555,415	2,564,370
Wei Jiang	40,745,548	176,098	2,564,370
Aimee S. Weisner	40,076,353	845,293	2,564,370
Elizabeth Yeu, MD	40,662,947	258,699	2,564,370
Lilian Zhou	40,858,097	63,549	2,564,370

Proposal 2: To approve Amendment No. 1 to the Company’s Amended and Restated Omnibus Equity Incentive Plan, which increases the number of shares of Company common stock that are reserved for issuance under the plan by 2.6 million shares:

Number of Shares
For	Against	Abstain	Broker Non-Votes
39,142,246	1,756,919	22,481	2,564,370

Proposal 3: To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2024:

Number of Shares
For	Against	Abstain	Broker Non-Votes
40,034,448	3,434,910	16,658	0

Proposal 4: To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

Number of Shares
For	Against	Abstain	Broker Non-Votes
33,982,598	6,912,213	26,835	2,564,370

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan.

10.2*	Amendment No. 1 to the STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

________

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

June 21, 2024	By:	/s/ Tom Frinzi
Thomas Frinzi
President and Chief Executive Officer